As filed with the Securities and Exchange Commission on November 16, 2006

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 10, 2006


                      METROMEDIA INTERNATIONAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)

              Delaware                      1-5706                58-0971455
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 (State or other jurisdiction of   (Commission File Number)      (IRS Employer
          incorporation)                                     Identification No.)

                 8000 Tower Point Drive, Charlotte, NC              28227
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                (Address of principal executive offices)         (Zip Code)

        Registrant's telephone number, including area code:    (704) 321-7380
                                                              ----------------

          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events

         On November 10, 2006, Metromedia International Group, Inc. (the "Company") announced that the Company is unable to timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2006 (the "2006 Q3 Form 10-Q") with the United States Securities Exchange Commission ("SEC"). The filing with the SEC of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 ("2004 Form 10-K"), its Quarterly Report on Form 10-Q for the fiscal quarters ended March 31, June 30, and September 30, 2005 (the "2005 Quarterly Reports"), its Annual Report of Form 10-K for the fiscal year ended December 31, 2005 ("2005 Form 10-K") and its Quarterly Report on Form 10-Q for the fiscal quarters ended March 31 and June 30, 2006 (the "2006 Quarterly Reports" and collectively, the "Periodic Reports"), along with the Company's completion of its work effort for compliance with Section 404, "Management Assessment of Internal Controls" of the Sarbanes-Oxley Act of 2002 with respect to the filing of its 2005 Form 10-K, are a prerequisite for the filing of the 2006 Q3 Form 10-Q.

         At present, the Company cannot predict with confidence when it will file the Periodic Reports and thus its 2006 Q3 Form 10-Q.

         The press release announcing this matter is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

              (d)     Exhibits

              99.1 Press Release of Metromedia International Group, Inc., dated November 10, 2006.

                                    SIGNATURE
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                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   METROMEDIA INTERNATIONAL GROUP, INC.


                                   By:  /S/ HAROLD F. PYLE, III
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                                         Name:    Harold F. Pyle, III
                                         Title:   Executive Vice President
                                                  Finance, Chief Financial
                                                  Officer and Treasurer

Date: November 16, 2006
Charlotte, NC